UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 10, 2012 (April 30, 2012)

Magellan Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-5507	06-0842255
(Commission File Number)	(IRS Employer Identification No.)

700 East Ninth Avenue, Suite 200, Denver, CO	80203
(Address of principal executive offices)	(Zip Code)

(720) 570-3858
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

ASX Quarterly Activities Report

On April 30, 2012, Magellan Petroleum Corporation (the “Company”) filed the Company's Activities Report for the quarter ended March 31, 2012, with the Australian Stock Exchange. A copy of the Company's Activities Report is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Activities Report for the Quarter Ended March 31, 2012, as filed on April 30, 2012, with the Australian Stock Exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION

	By:	/s/ J. Thomas Wilson
Name: John Thomas Wilson
Title: Chief Executive Officer and President

Dated: May 10, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Activities Report for the Quarter Ended March 31, 2012, as filed on April 30, 2012, with the Australian Stock Exchange.